NOTE 6 - EQUIPMENT (Detail) - Equipment (USD $)	Dec. 31, 2012	Dec. 31, 2011
Computer equipment under capital lease	$ 223,683	$ 223,683
Nexus computer equipment under capital lease	42,023	42,023
Total Equipment	265,706	265,706
Less accumulated depreciation	(188,165)	(99,596)
Equipment – net	$ 77,541	$ 166,110